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                                                                    EXHIBIT 10.7

                        AMENDMENT TO CONSULTING AGREEMENT


     Effective March 12, 2001 (the "Effective Date"), Hollis-Eden
Pharmaceuticals, Inc., a Delaware corporation (the "Company"), William H. Tilley ("Tilley") and JacMar/Viking, L.L.C., a Delaware limited liability company ("Consultant"), agree as follows:

                                    RECITALS


     WHEREAS, the Company, Tilley and Consultant are parties to that certain Consulting Agreement made effective March 8, 1999 (the "Agreement"); and WHEREAS, the parties desire to amend certain provisions of the Agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend and hereby do amend the Agreement as follows:

                                    AMENDMENT


     l. Each defined term used herein shall have the same meaning as set forth in the Agreement.

     2.   Section 1.3 is amended to read in its entirety:

          "1.3 Term. Unless sooner terminated as provided in Section 1.5 hereof, this Agreement has become effective as of the date set forth above and shall continue in force and effect until March 12, 2003."

     3.   Subsection 1.5(b) is amended to read in its entirety:

          "(b) Termination by Company or Consultant. In the event that, during the term hereof, the Company or Consultant terminates this Agreement, for any reason or for no reason, or Tilley or Consultant shall refuse to perform the services required hereunder, then, in such event, this Agreement shall automatically be terminated and Consultant shall have the right to receive any unpaid compensation or reimbursements to the date of termination, but no other compensation."

     4. All other provisions of the Agreement shall remain unchanged and in full force and effect.

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             IN WITNESS WHEREOF, the parties have signed this Amendment or caused an authorized officer to sign this Amendment to be effective on the Effective Date.

     HOLLIS-EDEN PHARMACEUTICALS, INC.


     By: /s/ Richard B. Hollis
         ----------------------
     Name: Richard B. Hollis
           --------------------
     Title:  Chairman & CEO
             ------------------


     JACMAR/VIKING L.L.C.


     By:  The JacMar Companies,
          A California Corporation
          Its:  Managing Member

          By: /s/ James A. Dal Pozzo
              -----------------------
          Name:  James A. Dal Pozzo
                 --------------------
          Title: President of the Managing Member
                 --------------------------------